SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report:     DECEMBER 11, 1996

Date of Earliest Event Reported:   DECEMBER 11, 1996


               COUNTRYWIDE CREDIT INDUSTRIES, INC.
     (Exact name of registrant as specified in its charter)

DELAWARE                     1-8422                  95-4083087
(State or other jurisdiction(Commission File Number)(IRS Employer
 of Incorporation)                            Indentification Number)

155 NORTH LAKE AVENUE, PASADENA, CA                      91101
(Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:    (818) 304-
8400

ITEM 5.   OTHER EVENTS.

          In connection with the offering (the "Offering") of $300,000,000 aggregate liquidation amount of 8% Capital Trust Pass-through Securities[SM]* (liquidation amount $1,000 per Security) (the "Capital Securities") of Countrywide Capital I (the "Trust"), a Delaware statutory business trust and wholly owned subsidiary of Countrywide Credit Industries, Inc. (the "Company"), the Company is hereby filing as Exhibit 1 hereto a copy of the opinion being delivered today by special tax counsel to the Company, the Trust and Countrywide Home Loans, Inc., a New York corporation and wholly owned subsidiary of the Company ("CHL"), with respect to certain tax matters associated with the Offering. Such opinion and the related consent included therein are hereby incorporated by reference as Exhibits 8.1 and 23.4, respectively, into the Registration Statement on Form S-3 (File Nos. 333-14111, 333-14111-01, 333-14111-02 and 333-14111-03), as
amended, of the Trust, Countrywide Capital II, CHL and the Company (as so amended, the "Registration Statement") pursuant to which the Capital Securities and $300,000,000 aggregate principal amount of 8% Junior Subordinated Deferrable Interest Debentures due December 15, 2026 of CHL (the "Subordinated Debentures"), in each case as guaranteed as to certain payments thereon by the Company, were registered under the Securities Act of 1933, as amended. The Registration Statement was declared effective by the Securities and Exchange Commission on December 10, 1996. The Offering is expected to be consummated on December 16, 1996. The Trust will use the gross proceeds from the sale of the Capital Securities to purchase the Subordinated Debentures from CHL.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following is filed as Exhibit 1 hereto:

          Opinion of Fried, Frank, Harris, Shriver & Jacobson, dated December 11, 1996, addressed to Countrywide Credit Industries, Inc., Countrywide Home Loans, Inc. and Countrywide Capital I (including the related consent of counsel).


[FN]
*    Salomon Brothers Inc has filed applications with the United
     States Patent and Trademark Office for the registration of the Capital Trust Pass-through Securities service mark.
/[FN]


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  December 11, 1996

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.



                               By:/s/Stanford L. Kurland
                                   --------------------------
                                   Stanford L. Kurland
                                   Senior Managing Director and
                                   Chief Operating Officer

                          EXHIBIT INDEX


Exhibit No.               Description

1 Opinion of Fried, Frank, Harris, Shriver & Jacobson, dated December 11, 1996, addressed to Countrywide Credit Industries, Inc., Countrywide Home Loans, Inc. and Countrywide Capital I.


    [LETTERHEAD OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON]


                                       212-859-8171
December 11, 1996                  (Fax:  212-859-8588)

Countrywide Credit Industries, Inc.
Countrywide Home Loans, Inc.
Countrywide Capital I
155 North Lake Avenue
Pasadena, California 91101

Ladies and Gentlemen:

          We are acting as special counsel to Countrywide Home Loans, Inc., a New York corporation (the "Company") and a wholly owned subsidiary of Countrywide Credit Industries, Inc., a Delaware corporation ("CCI"), CCI and Countrywide Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), in connection with the proposed issuance by the Company of 8% Junior Subordinated Deferrable Interest Debentures due December 15, 2026 (the "Subordinated Debt Securities"), and the proposed purchase of the Subordinated Debt Securities by the Trust with the proceeds of its issuance of 8% Capital Trust Pass-through Securities[SM]* (the "Capital

[FN]
*    Salomon Brothers Inc has filed applications with the United
     States Patent and Trademark Office for the registration of the Capital Trust Pass-through Securities service mark.
/[FN]

Securities"), all as contemplated by the joint Registration Statement on Form S-3 (File Nos. 333-14111, 333-14111-01, 333-
14111-02 and 333-14111-03) (as amended by Amendment No. 4 thereto) of the Company, CCI, the Trust and Countrywide Capital II, another statutory business trust formed under the laws of the State of Delaware (the "Registration Statement"). Terms with initial capitals used in this letter and not otherwise defined herein have the meanings set forth in the Registration Statement.

          You have requested our opinion concerning (a) the characterization of the Trust and the Subordinated Debt Securities for United States federal income tax purposes and (b) the section of the Registration Statement captioned "United States Federal Income Taxation." In expressing our opinion, we have examined and relied upon the Registration Statement, the Declaration and the Indenture (each, in the form filed as an Exhibit to the Registration Statement), certain representations of officers of CCI and the Company (the "Representations"), and such other materials as we have deemed necessary or appropriate. We have assumed, with your permission, that the facts stated in the Registration Statement and the Representations are true and complete, that the Indenture and the Declaration will be executed in the forms filed as Exhibits to the Registration Statement, that the Trust will be administered in accordance with the terms of the Declaration, that the Subordinated Debt Securities will be issued and administered in accordance with the terms of the Indenture and that the Capital Securities will be issued and administered in accordance with the terms of the Declaration.

          Our opinion is based upon the provisions of the United States Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations promulgated thereunder, judicial decisions and rulings and other pronouncements of the Internal Revenue Service (the "Service"), all as in effect on the date hereof. The application of some of these provisions, regulations, decisions, rulings and other pronouncements is uncertain in the absence of definitive guidance and may be subject to differing interpretations. Our opinion does not bind the Service and there can be no assurance that the Service or a court of law would agree with the conclusions expressed in our opinion. Further, all such provisions, regulations, decisions, rulings and other pronouncements are subject to change, possibly with retroactive effect. Accordingly, there can be no assurance that future changes in law will not affect the conclusion set forth herein.

          In particular, on March 19, 1996, President Clinton announced a proposal which would treat as equity for federal income tax purposes securities like the Subordinated Debt Securities that are issued on or after December 7, 1995. On March 29, 1996, Senate Finance Committee Chairman William V. Roth, Jr. and House Ways and Means Committee Chairman Bill Archer issued a joint statement indicating their intent that this proposal would have an effective date no earlier than the date of "appropriate Congressional action." If such a proposal is enacted, there is no assurance that the effective date guidance contained in the joint statement will be incorporated into the proposal.

          CHARACTERIZATION OF THE TRUST. Based upon and subject to the foregoing, it is our opinion that, for federal income tax purposes, the Trust will be characterized as a grantor trust, and will not be characterized as an association taxable as a corporation. Accordingly, for income tax purposes, each holder of Capital Securities generally will be considered the owner of an undivided interest in the Subordinated Debt Securities owned by the Trust, and each US Holder will be required to include all income or gain recognized for income tax purposes with respect to its allocable share of the Subordinated Debt Securities on its own income tax return.

          CHARACTERIZATION OF THE SUBORDINATED DEBT SECURITIES. Based upon and subject to the foregoing, and although there is no controlling authority directly on point, it is our opinion that the Subordinated Debt Securities will be characterized as indebtedness of the Company for federal income tax purposes.

          "UNITED STATES FEDERAL INCOME TAXATION" SECTION. Based upon and subject to the foregoing, and based upon the assumptions and subject to the qualifications and limitations set forth in such section, we hereby affirm that (a) it is our opinion, as of the date hereof, that the statements in the section of the Registration Statement captioned "United States Federal Income Taxation" summarize the material federal income tax consequences of the purchase, ownership and disposition of the Capital Securities, and (b) to the extent such statements constitute statements of law or legal conclusions with respect thereto, such statements represent our opinion, as of the date hereof, with respect to the matters set forth therein.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to this firm under the captions "United States Federal Income Taxation" and "Legal Matters" therein. In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

          No opinion is expressed on any matter other than that specifically referred to herein.

                        Very truly yours,

            FRIED, FRANK, HARRIS, SHRIVER & JACOBSON

                      By:       /s/Lee S. Parker
                              ---------------------------
                                Lee S. Parker